WELLS FARGO FUNDS TRUST

Variable Rate Government Fund

Class A

Supplement dated September 27, 2001 to the

Prospectus dated October 1, 2000 as

Supplemented February 9, 2001, and May 11, 2001

Effective at the close of business on September 28, 2001, the Variable Rate Government Fund is closed to new investments.

At its May 8, 2001 meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved, and recommended that Fund shareholders approve, the merger of the Variable Rate Government Fund into the Limited Term Government Income Fund. Shareholders of the Variable Rate Government Fund as of the record date designated by the Board of Trustees received proxy materials describing the proposed merger and notice of a Special Meeting of Shareholders scheduled to be held September 27, 2001. The merger was approved by Fund shareholders at the Special Meeting held earlier today, and Variable Rate Government Fund shareholders will receive shares of the Limited Term Government Income Fund, equal in value to their Variable Rate Government Fund shares, in a tax-free reorganization.